TITAN LOGO HERE










                                  ANNUAL REPORT

                                 APRIL 30, 1999

                         TITAN INVESTMENT ADVISORS, LLC

                          TITAN FINANCIAL SERVICES FUND
            9672 Pennsylvania Avenue o Upper Marlboro, Maryland 20772
                             Telephone: 888-448-4826
                         Gilbert R. Giordano, President


June 14, 1999

Dear Fellow Shareholder,

      As of April 30, 1999, the Titan Financial Services Fund closed at a price of $18.01. The Fund's performance through April 30, 1999 is as follows(1):

                     Cumulative Return
                       (since inception on
                        May 22, 1996)                106.76%
                     Average Annual Return
                        (since inception)             28.03%
                     12-Month Return                  -0.15%

      I am pleased to report that as of April 30, the Titan Financial Services Fund was up 22.77% year- to-date. This compares favorably with the S&P 500 Index which was up 8.62% for the same period. It appears that our blend of investments, both financial and non-financial, have produced excellent balance so far this year. As reported to you several months ago, we have diversified the Fund so that we are no longer 95% or more in financial stocks. We instead are trying to maintain a division of 25% in non-financials and 75% in financial stocks. We have done this to avoid the periodic, sharp and severe pull-backs that both the banks and the brokerages have experienced over the last 10 months.

      In addition to diversifying the portfolio, there are a number of other factors that account for our success during the past six months. The following factors that have substantially contributed to the success of the Fund:

      1. We have endeavored to concentrate on financial stocks that are on the cutting edge of new technology and establishing themselves as market leaders. We have taken a strong interest in those companies that provide service both to the banks and brokerages that are expanding over the Internet. Accordingly, we have taken strong positions in Check Free Holdings, FundTech Ltd, as well as First Data Corporation. These stocks have performed extremely well, and they will be responsible to a great degree for providing entry into a checkless society. Based upon my 33 years of banking experience, it is my opinion that by the year 2005, the vast majority of banking transactions will occur over the Internet. With this in mind, we have a strong position in NetBank and have enjoyed nearly a three fold increase during the last eight months. We have also taken strong positions in the various online brokerage firms, particularly Ameritrade and E-Trade Group. In view of the fact that these stocks have enjoyed tremendous appreciation during the last six months, we have written in-the-money calls in an effort to hedge our position and protect ourselves against sharp sell-offs. It is of vital importance to develop a defensive strategy when investing in these extremely volatile Internet related stocks.

      2. In view of the fact that the traditional brokerages have been greatly oversold, with many selling at a 50-60% discount to their 52 week high, we have added to our positions in Merrill Lynch, Paine Webber, and Bear Stearns. We feel that the brokerages are substantially undervalued, as compared to the S&P 500 Index, and we believe there will be additional appreciation in this sector throughout the balance of the year.

      3. With the thrifts having fallen out of favor, we have greatly reduced our position in both them and in the smaller banks and concentrated on the regional banks and the large community banks. These stocks are presently selling at approximately 13 times next year's earnings and providing a 3% dividend. We enjoy strong positions is Banc One, PNC Bank, and North Fork Bancorporation.

      All of the above have helped in restructuring the Fund. It is my opinion that the financials, particularly the regional banks and brokerages, will outperform the broader market throughout the balance of this year and in the years to come. One feature of our Fund that we think makes it unique, is that we are heavily invested in it ourselves. We participate in the Fund's gains and losses along with our fellow investors.

      We thank you for your trust and support in the Fund. We hope for our continued success during the remainder of this year and in the years to come.


                                        Very truly yours,

                                        Gilbert R. Giordano
                                        President


(1) The Fund's average annual total return for the one year period and from inception on May 22, 1996 through March 31, 1999 were -6.26% and 24.78%, respectively. Past performance is not a guarantee of future returns and investors may have a gain or loss when they sell shares.

                          TITAN FINANCIAL SERVICES FUND
                       Value of $10,000 vs S & P 500 Index

                           Average Annual Total Return
                           Period Ended April 30, 1999

                       1 Year.....................-0.15%
                       Since Inception (5/22/96)..28.03%

                       QTR            FUND         S&P 500
                    --------         ------        -------
                     5/22/96         10,000         10,000
                     6/30/96          9,950          9,903
                     9/30/96         10,763         10,213
                    12/31/96         11,913         11,068
                     3/31/97         12,285         11,362
                     6/30/97         14,407         13,341
                     9/30/97         16,910         14,342
                    12/31/97         18,532         14,759
                     3/31/98         20,084         16,816
                     6/30/98         19,725         17,361
                     9/30/98         14,593         15,639
                    12/31/98         16,841         18,976
                     3/31/99         18,827         19,914
                     4/30/99         20,676         19,541

Past performance is not predictive of future performance.

The S&P 500 is a broad market-weighted average of U. S. blue-chip companies. The S&P 500 is unmanaged and returns include reinvested dividends.

                          TITAN FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS AT APRIL 30, 1999
--------------------------------------------------------------------------------
  Shares   COMMON STOCKS: 103.1%                                    Market Value
--------------------------------------------------------------------------------
           AIRLINES: 3.9%
   2,000   AMR Corp.*.............................................  $   139,625
   6,000   Continental Airlines, Inc., Class B*...................      259,125
   8,500   UAL Corp. (a)*.........................................      686,375
   2,000   US Airways Group, Inc.*................................      108,875
                                                                    -----------
                                                                      1,194,000
                                                                    -----------
           AUCTION HOUSES: 0.5%
   4,000   Sotheby's Holdings, Inc. (a)...........................      170,500
                                                                    -----------
           BANKS: 27.0%
   2,000   American Pacific Bank, Class B*........................        8,000
   1,000   Argentina, Caja Postal y Banco Hipotecarlo de
           Espene, SA.............................................       46,625
  14,600   Banc One Corp..........................................      861,400
   6,500   Bancorp Connecticut, Inc...............................      108,875
  11,400   BankAmerica Corp.......................................      820,800
   2,200   Cathay Bancorp Inc.....................................       76,725
   6,000   Community First Bankshares, Inc........................      122,625
  21,000   Comstock Bancorp*......................................      236,250
  14,000   Fidelity National Corp.................................      126,000
  22,700   First Bank of Philadelphia*............................       99,312
  16,400   First Regional Bancorp*................................      131,200
  12,899   First Union Corp.......................................      714,282
   4,000   Fleet Financial Group, Inc.............................      172,250
   2,000   FNB Rochester Corp.....................................       70,000
   7,755   Hudson United Bancorp..................................      274,333
  12,960   Imperial Bancorp*......................................      249,480
   4,000   ITLA Capital Corp.*....................................       63,000
   5,600   NMBT Corp..............................................       88,200
   2,300   National Bank of Canada................................       36,562
  12,777   New England Community Bancorp, Inc.....................      257,137
  12,200   North Fork Bancorporation, Inc.........................      274,500
  19,000   Patriot National Bank*.................................      156,750
   1,000   Peoples Bank Corp......................................       38,000
  14,000   PNC Bank Corp..........................................      810,250
   3,500   Premier Bancshares, Inc................................       68,687
   9,100   Professional Bancorp, Inc..............................      159,250

See accompanying Notes to Financial Statements.

                          TITAN FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
           BANKS, CONTINUED
   5,400   Redwood Empire Bancorp.................................  $   129,600
  19,935   Republic Security Financial Corp.......................      173,185
   2,000   Royal Bank of Canada...................................       98,250
   4,100   Sterling Bancorp.......................................       85,075
   4,000   Summit Bancorp.........................................      169,500
   2,000   Summit Bancshares, Inc.................................       40,000
   2,600   Texas Regional Bancshares, Inc.........................       74,506
  11,000   Toronto Dominion Bank..................................      590,672
  26,100   Union Bankshares Ltd.*.................................      274,050
   7,000   USBANCORP, Inc.........................................      259,438
   7,500   Wells Fargo & Company..................................      323,906
   1,000   Westernbank Puerto Rico................................       14,750
                                                                    -----------
                                                                      8,303,425
                                                                    -----------
           BIOTECHNOLOGY: 0.2%
   1,100   Monsanto Company.......................................       49,775
                                                                    -----------
           BROKERAGE SERVICES: 36.8%
  16,000   Ameritrade Holding Corp., Class A (a)*.................    2,137,000
  33,077   Bear Stearns Companies, Inc............................    1,542,215
  15,000   Donaldson, Lufkin & Jenrette, Inc. (a).................    1,049,063
  12,500   E*TRADE Group, Inc. (a)*...............................    1,443,750
   5,000   Eastbrokers International Inc.*........................       30,937
   4,780   First Albany Companies, Inc............................       72,895
  11,000   Hambrecht & Quist Group*...............................      387,750
   5,000   Internet Financial Services, Inc.*.....................       79,063
  16,866   Legg Mason, Inc........................................      588,202
  19,500   Lehman Brothers Holdings, Inc..........................    1,083,469
   9,000   Merrill Lynch & Company, Inc...........................      755,438
   7,000   Morgan Stanley Dean Witter & Company...................      694,313
   5,000   National Discount Brokers Group, Inc. (a)*.............      285,312
  25,850   Paine Webber Group, Inc................................    1,213,334
                                                                    -----------
                                                                     11,362,741
                                                                    -----------

See accompanying Notes to Financial Statements.

                          TITAN FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
           BUSINESS SERVICES: 2.3%
  14,500   CheckFree Holdings Corp. (a)*..........................  $   696,000
                                                                    -----------
           COLLECTIBLES: 0.8%
  37,000   The Topps Company, Inc.*...............................      256,688
                                                                    -----------
           COMMERCIAL SERVICES: 0.3%
   2,000   Data Broadcasting Corp.*...............................       33,000
   2,400   StarTek, Inc.*.........................................       48,150
                                                                    -----------
                                                                         81,150
                                                                    -----------
           COMMUNICATIONS SERVICES: 0.4%
   3,000   Sprint Corp. (PCS Group)*..............................      127,125
                                                                    -----------
           COMPUTER NETWORKS: 0.7%
   9,300   Novell, Inc.*..........................................      206,925
                                                                    -----------
           COMPUTER SERVICES: 0.1%
   3,000   Computer Horizons Corp. (a)*...........................       42,375
                                                                    -----------
           COMPUTER SOFTWARE: 0.3%
   3,000   Oracle Corp.*..........................................       81,188
                                                                    -----------
           COMPUTERS: 0.3%
   4,500   Compaq Computer Corp...................................      100,406
                                                                    -----------
           DATA PROCESSING / MANAGEMENT: 3.1%
   9,500   First Data Corp........................................      403,156
  11,250   Fundtech Ltd.*.........................................      385,312
  12,000   InterCept Group, Inc.*.................................      168,000
                                                                    -----------
                                                                        956,468
                                                                    -----------
           FIBER OPTICS: 0.5%
   6,000   CIENA Corp. (a)*.......................................      141,000
                                                                    -----------

See accompanying Notes to Financial Statements.

                          TITAN FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
           FINANCIAL SERVICES: 3.5%
   2,000   Allmerica Financial Corp...............................  $   114,625
   9,000   Citigroup, Inc.........................................      677,250
   6,000   Finet Holdings Corp.*..................................       52,687
   2,000   First Sierra Financial, Inc.*..........................       49,750
   5,700   KBK Capital Corp.*.....................................       33,488
   1,000   Metris Companies, Inc..................................       61,125
   3,000   Resource America, Inc., Class A........................       37,125
   1,000   T. Rowe Price Associates, Inc..........................       37,688
                                                                    -----------
                                                                      1,063,738
                                                                    -----------
           FOOD - BAKING: 0.1%
   1,000   Flowers Industries, Inc................................       21,250
                                                                    -----------
           HOTELS AND MOTELS: 0.4%
   9,000   Prime Hospitality Corp.*...............................      109,688
                                                                    -----------
           INSURANCE: 1.8%
   1,000   AFLAC Inc..............................................       54,250
   3,000   Conseco, Inc...........................................       94,688
   7,000   First American Financial Corp..........................      125,125
   5,000   Franklin American Corp.................................        9,375
   3,000   MBIA, Inc..............................................      201,750
   4,600   National Information Group.............................       55,200
   2,000   Scottish Annuity & Life Holdings, Inc.*................       19,625
                                                                    -----------
                                                                        560,013
                                                                    -----------
           INTERNET SOFTWARE: 4.1%
   8,500   America Online, Inc. (a)*..............................    1,213,375
   1,000   PSINet, Inc. (a)*......................................       50,500
                                                                    -----------
                                                                      1,263,875
                                                                    -----------
           LIGHTING PRODUCTS AND SYSTEMS: 0.1%
   1,000   SLI, Inc.*.............................................       27,437
                                                                    -----------
           MEDICAL INSTRUMENTS: 0.3%
   1,267   Medtronic, Inc. (a)....................................       91,145
                                                                    -----------

See accompanying Notes to Financial Statements.

                          TITAN FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
           MEDICAL LASER SYSTEMS: 0.6%
  11,000   Summit Technology, Inc.*...............................  $   191,812
                                                                    -----------
           OIL - US ROYALTY TRUSTS: 0.0%
  25,900   Freeport-McMoRan Oil and Gas Royalty Trust*............       12,950
                                                                    -----------
           RESTAURANTS: 1.5%
   2,000   Lone Star Steakhouse & Saloon, Inc.*...................       21,750
  12,250   Outback SteakHouse, Inc.*..............................      438,703
                                                                    -----------
                                                                        460,453
                                                                    -----------
           RACETRACKS: 0.1%
   2,000   Dover Downs Entertainment, Inc.........................       33,375
                                                                    -----------
           RETAIL: 0.6%
   5,000   Egghead.com, Inc. (a)*.................................       70,000
   4,000   Kmart Corp. (a)*.......................................       59,500
   3,000   Office Depot, Inc.*....................................       66,000
                                                                    -----------
                                                                        195,500
                                                                    -----------
           RETAIL - AUTO: 0.1%
   3,000   AutoNation, Inc.*......................................       42,938
                                                                    -----------
           STEEL PRODUCERS: 0.3%
  10,000   Bethlehem Steel Corp.*.................................       91,250
                                                                    -----------
           TELECOMMUNICATIONS EQUIPMENT: 0.1%
   1,000   Antec Corp.*...........................................       27,125
                                                                    -----------
           THRIFT AND SAVINGS / SAVINGS BANKS: 12.3%
  21,388   Access Anytime Bancorp, Inc............................      163,083
   4,000   Alliance Bancorp of New England, Inc...................       42,250
   3,000   Coastal Bancorp, Inc...................................       51,750
   2,000   Dime Bancorp, Inc......................................       46,125
   3,500   Golden State Bancorp, Inc.*............................       85,969
   4,500   Haven Bancorp, Inc.....................................       60,469

See accompanying Notes to Financial Statements.

                          TITAN FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
           THRIFT AND SAVINGS / SAVINGS BANKS, CONTINUED
   5,200   MetroWest Bank.........................................  $    30,225
  12,500   NetB@nk Inc. (a)*......................................    2,362,500
   6,645   People's Bancshares, Inc...............................      141,206
   7,000   People's Bank..........................................      220,500
  16,000   Sovereign Bancorp, Inc.................................      218,000
   4,500   St. Francis Capital Corp...............................       96,187
   3,000   Webster Financial Corp.................................       92,250
  10,800   WSFS Financial Corp....................................      168,750
                                                                    -----------
                                                                      3,779,264
                                                                    -----------
           Total Common Stocks (cost $22,211,440).................   31,741,579
                                                                    -----------

           CLOSED-END FUNDS - DOMESTIC: 1.0%
--------------------------------------------------------------------------------
   8,200   Petroleum & Resources Corp.............................      294,175
                                                                    -----------
           Total Closed End Funds - Domestic
           (cost $286,926)........................................      294,175
                                                                    -----------

           LONG EQUITY OPTIONS: 0.6%
--------------------------------------------------------------------------------
Contracts
 Subject
 to Call   Common Stocks/Expiration Date/Exercise Price
--------------------------------------------------------------------------------
      20   Astoria Financial Corp. / Jul 40.......................       22,000
      30   Coneseco, Inc. / May 30................................        7,875
      10   Doubleclick, Inc. / Jul 80 (a).........................       64,375
      20   Federated Department Stores / May 35...................       23,250
      20   Fleet Financial Group, Inc. / Jul 35...................       17,000
      20   Intel Corp. / May 55...................................       14,375
      30   Raymond James Financial, Inc. / Aug 17.50..............       14,812
      30   Toronto Dominion Bank / Jul 50.........................       20,250
                                                                    -----------

           Total Long Equity Options (cost $214,911)..............      183,937
                                                                    -----------
See accompanying Notes to Financial Statements.

                          TITAN FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------
Principal
 Amount    REPURCHASE AGREEMENT: 1.4%                               Market Value
--------------------------------------------------------------------------------
$448,000   Firstar Bank Repurchase Agreement, 3.30%, dated 4/30/99,
           due 5/3/99, collateralized by $448,356 GNMA, 5.50%,
           due 5/20/2024 (market value $457,429) (cost $448,000)..  $   448,000
                                                                    -----------
           Total Investments in Securities (cost $23,161,277+):
           106.1%.................................................   32,667,691
           Liabilities in Excess of Other Assets: (6.1%)..........   (1,877,053)
                                                                    -----------
           TOTAL NET ASSETS: 100.0%...............................  $30,790,638
                                                                    ===========

* Non-income producing security.
(a) Security subject to call option.

+At April 30, 1999, the cost for Federal income tax purposes was $24,005,857. Unrealized appreciation and depreciation of securities and call options written were as follows:

           Gross unrealized appreciation..........................  $ 9,302,680
           Gross unrealized depreciation..........................   (1,420,408)
                                                                    -----------
                    Net unrealized appreciation...................  $ 7,882,272
                                                                    ===========

           SCHEDULE OF CALL OPTIONS WRITTEN at April 30, 1999: (7.0)%
--------------------------------------------------------------------------------
Contracts
 Subject
 to Call   Common Stocks/Expiration Date/Exercise Price
--------------------------------------------------------------------------------
      10   America Online, Inc. / May 130...........................  $ (19,750)
      40   America Online, Inc. / May 150...........................    (37,000)
      10   America Online, Inc. / Jun 120...........................    (31,750)
      25   America Online, Inc. / June 130..........................    (63,750)
      30   Ameritrade Holding Corp. / May 95........................   (120,000)
      20   Ameritrade Holding Corp. / May 100.......................    (72,000)
      30   Ameritrade Holding Corp. / May 140.......................    (38,250)
      40   Ameritrade Holding Corp. / Aug 55........................   (323,000)
      30   Ameritrade Holding Corp. / Aug 75........................    (67,500)
      20   CheckFree Holdings Corp. / May 30........................    (35,000)
      30   CheckFree Holdings Corp. / May 45........................    (19,500)

See accompanying Notes to Financial Statements.

                          TITAN FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------
Contracts
 Subject
 to Call   Common Stocks/Expiration Date/Exercise Price             Market Value
--------------------------------------------------------------------------------
      50   CIENA Corp. / Jul 25...................................  $   (12,500)
      30   Computer Horizons / Jun 15.............................       (3,187)
      40   Donaldson, Lufkin, Jenrette, Inc. / Jul 70.............      (43,500)
      60   Donaldson, Lufkin, Jenrette, Inc. / May 60.............      (72,750)
      10   Doubleclick, Inc. / Jul 130............................      (32,375)
      15   E*TRADE Group, Inc. / May 75...........................      (61,688)
      15   E*TRADE Group, Inc. / May 80...........................      (54,750)
      15   E*TRADE Group, Inc. / May 100..........................      (30,187)
      20   E*TRADE Group, Inc. / Jun 100..........................      (52,500)
      30   E*TRADE Group, Inc. / Jul 70...........................     (152,625)
      30   E*TRADE Group, Inc. / Jul 115..........................      (77,625)
      30   Egghead.com, Inc. / Jun 22.50..........................       (1,313)
      40   Kmart Corp. / Jun 17.50................................       (1,375)
      10   Medtronic, Inc. / May 75...............................       (1,625)
      30   National Discount Brokers Group, Inc. / May 40.........      (54,375)
      20   National Discount Brokers Group, Inc. / May 90.........       (1,750)
      40   NetB@nk, Inc. / May 120................................     (270,500)
      20   NetB@nk, Inc. / May 150................................      (90,250)
      20   NetB@nk, Inc. / May 170................................      (65,000)
      20   NetB@nk, Inc. / May 210................................      (34,750)
      25   NetB@nk, Inc. / Jul 130................................     (187,188)
      10   PSINet, Inc. / Jun 65..................................       (3,500)
      20   Sotheby's Holdings, Inc., Class A / Jul 45.............       (8,125)
      20   UAL Corp. / Jun 80.....................................      (11,750)
      20   UAL Corp. / Jun 85.....................................       (7,375)
                                                                    -----------
           Total Call Options Written (proceeds $1,380,501).......  $(2,160,063)
                                                                    ===========

See accompanying Notes to Financial Statements.

                          TITAN FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES AT APRIL 30, 1999
--------------------------------------------------------------------------------
ASSETS
      Investments in securities, at value (cost $23,161,277)......  $32,667,691
      Cash........................................................       38,231
      Receivables:
            Securities sold.......................................    1,172,318
            Dividends and interest................................       14,760
            Fund shares sold......................................        6,597
      Prepaid expenses............................................       22,232
                                                                    -----------
                  Total assets....................................   33,921,829
                                                                    -----------
LIABILITIES
      Options written, at value (proceeds $1,380,501).............    2,160,063
      Payables:
            Advisory fees.........................................       25,103
            Administration fee....................................        5,020
            Distribution fees.....................................        6,276
            Securities purchased..................................      884,804
            Fund shares redeemed..................................        5,856
      Accrued expenses............................................       44,069
                                                                    -----------
                  Total liabilities...............................    3,131,191
                                                                    -----------
NET ASSETS........................................................  $30,790,638
                                                                    ===========
      NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
            ($30,790,638/1,709,904 shares outstanding;
            unlimited number of shares authorized without
            par value)............................................  $     18.01
                                                                    ===========
COMPONENTS OF NET ASSETS
      Paid-in capital.............................................  $24,900,798
      Accumulated net realized loss on investment securities
      and options.................................................   (2,837,012)
      Net unrealized appreciation on investment securities
      and options.................................................    8,726,852
                                                                    -----------
            Net assets............................................  $30,790,638
                                                                    ===========

See accompanying Notes to Financial Statements.

                          TITAN FINANCIAL SERVICES FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED APRIL 30, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Dividends.............................................  $   381,677
            Interest..............................................       24,910
                                                                    -----------
                  Total income....................................      406,587
                                                                    -----------
      Expenses
            Advisory fees.........................................      281,856
            Distribution fees.....................................       70,464
            Custody fees..........................................       67,943
            Administration fee....................................       56,371
            Transfer agent fees...................................       30,665
            Fund accounting fees..................................       26,635
            Audit fee.............................................       11,683
            Registration fees.....................................        8,025
            Trustee fees..........................................        7,464
            Reports to shareholders...............................        6,729
            Miscellaneous.........................................        5,033
            Legal fees............................................        4,954
            Insurance.............................................        2,288
                                                                    -----------
                  Total expenses..................................      580,110
                                                                    -----------
                        NET INVESTMENT LOSS.......................     (173,523)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
      SECURITIES AND OPTIONS
            Net realized loss from:
                  Security transactions...........................   (1,049,507)
                  Option transactions.............................   (1,720,630)
                                                                    -----------
                        Net realized loss from security and option
                          transactions............................   (2,770,137)
            Net change in unrealized appreciation on investment
              securities and options..............................    2,335,548
                                                                    -----------
                  Net realized and unrealized loss on investment
                    securities and options........................     (434,589)
                        NET DECREASE IN NET ASSETS RESULTING FROM
                          OPERATIONS..............................  $  (608,112)
                                                                    ===========

See accompanying Notes to Financial Statements.

                          TITAN FINANCIAL SERVICES FUND

STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------
                                                                        Year             Year
                                                                        Ended            Ended
                                                                    April 30, 1999   April 30, 1998
---------------------------------------------------------------------------------------------------
(DECREASE) INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment loss............................................   $  (173,523)     $  (109,724)
   Net realized (loss) gain from security and option transactions.    (2,770,137)       2,577,248
   Net change in unrealized appreciation on investment
     securities and options.......................................     2,335,548        5,740,855
                                                                     -----------      -----------
      NET (DECREASE) INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS ................................      (608,112)       8,208,379
                                                                     -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from security transactions...................    (2,013,790)        (975,314)
                                                                     -----------      -----------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change in
      outstanding shares (a)......................................       306,490       18,292,734
                                                                     -----------      -----------
      TOTAL (DECREASE) INCREASE IN NET ASSETS.....................    (2,315,412)      25,525,799

NET ASSETS
   Beginning of year..............................................    33,106,050        7,580,251
                                                                     -----------      -----------
END OF YEAR ......................................................   $30,790,638      $33,106,050
                                                                     ===========      ===========

(a) A summary of capital shares transactions is as follows:

                                             Year                             Year
                                             Ended                            Ended
                                         April 30, 1999                   April 30, 1998
------------------------------------------------------------------------------------------------
                                     Shares            Value          Shares           Value
------------------------------------------------------------------------------------------------
Shares sold......................      270,436      $ 4,538,355       1,044,410      $17,567,019
Shares issued in reinvestment
   of distribution...............      145,278        1,983,046          56,239          960,009
Shares redeemed..................     (394,340)      (6,214,911)        (13,754)        (234,294)
                                   -----------      -----------     -----------      -----------
Net increase.....................       21,374        $ 306,490       1,086,895      $18,292,734
                                   ===========      ===========     ===========      ===========

See accompanying Notes to Financial Statements.

                          TITAN FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------
                                                               Year Ended April 30,          May 22, 1996*
                                                            ----------------------------       through
                                                               1999             1998        April 30, 1997
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period......................  $     19.61      $     12.60     $     10.00
Income from investment operations:
      Net investment (loss) income........................        (0.10)           (0.06)           0.04
      Net realized and unrealized (loss) gain
        on investments....................................        (0.31)            7.93            2.62
                                                            -----------      -----------     -----------
Total from investment operations..........................        (0.41)            7.87            2.66

Less distributions:
      From net investment income..........................         0.00             0.00           (0.06)
      From net capital gains..............................        (1.19)           (0.86)           0.00
                                                            -----------      -----------     -----------
Total distributions.......................................        (1.19)           (0.86)          (0.06)

Net asset value, end of period............................  $     18.01      $     19.61     $     12.60
                                                            ===========      ===========     ===========

Total return..............................................        (0.15)%          63.47%          26.67%

Ratios/supplemental data:
Net assets, end of period (millions)......................       $ 30.8      $      33.1     $       7.6

Ratio of expenses to average net assets:
      Before expense reimbursement/recoupment.............         2.06%            2.10%           3.14%+
      After expense reimbursement/recoupment..............         2.06%            2.27%           2.49%+

Ratio of net investment (loss) income to average net assets:
      Before expense reimbursement/recoupment.............        (0.62)%          (0.44)%         (0.33)%+
      After expense reimbursement/recoupment..............        (0.62)%          (0.61)%          0.33%+

Portfolio turnover rate...................................       205.86%          107.12%          97.84%

*Commencement of operations.

+Annualized.

See accompanying Notes to Financial Statements.

                          TITAN FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS AT APRIL 30, 1999
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Titan Financial Services Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund began operations on May 22, 1996. The primary investment objective of the Fund is capital appreciation. The secondary objective is moderate income.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. SECURITY VALUATION. Investments in securities traded on a national securities exchange, or included in the NASDAQ National Market System, are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values, as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

      B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

            As of April 30, 1999, for Federal income tax purposes, the Fund had $1,992,430 of capital loss carryovers, expiring April 30, 2007, which may be applied against future net taxable realized gain of each succeeding year until the earlier of its utilization or its expiration.

      C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. OPTIONS CONTRACTS. The Fund may purchase a call option on securities and indices. As the holder of a call option, the Fund would have the right to purchase the underlying security at the exercise price at any time until the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

                          TITAN FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------

            The Fund may write (sell) call options on securities and indices. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the year ended April 30, 1999, Titan Investment Advisors, LLC (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended April 30, 1999, the Fund incurred $281,856 in Advisory fees.

      Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following rate:

      Under $15 million     -  $30,000
      $15 to $50 million    -  0.20% of average daily net assets
      $50 to $100 million   -  0.15% of average daily net assets
      $100 to $150 million  -  0.10% of average daily net assets
      Over $150 million     -  0.05% of average daily net assets

      For the year ended April 30, 1999, the Fund incurred $56,371 in Administration fees.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

                          TITAN FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------

NOTE 4 - DISTRIBUTION PLAN

      The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. During the year ended April 30, 1999, the Fund paid fees of $70,464 to the Advisor.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

      The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the year ended April 30, 1999, were $57,355,411 and $59,336,590, respectively.

      The activity in call options during the year ended April 30, 1999 is summarized as follows:

      Contracts                                                        Amount
      ---------                                                     -----------
         105     Options outstanding, beginning of year..........   $   191,306

       4,470     Options purchased...............................     3,833,322

      (5,845)    Options closed..................................    (4,869,779)

        (110)    Options exercised...............................      (495,440)

         635     Options expired.................................       175,001
                                                                    -----------

        (745)    Options outstanding at April 30, 1999...........    (1,165,590)

                 Unrealized appreciation at April 30, 1999.......      (810,536)
                                                                    -----------

                 Market value of options at April 30, 1999.......   $(1,976,126)
                                                                    ===========
                 Average fair market value of options for
                    the year ended April 30, 1999................   $  (163,681)
                                                                    ===========
                 Net trading losses on options for the
                   year ended April 30, 1999.....................   $(1,720,630)
                                                                    ===========

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF
         TITAN FINANCIAL SERVICES FUND and
THE BOARD OF TRUSTEES OF
         PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the  accompanying  statement of assets and  liabilities of Titan
Financial  Services  Fund,  a  series  of  Professionally   Managed  Portfolios,
including the schedule of investments, as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 22, 1996 (commencement of operations) to April 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Titan Financial Services Fund as of April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 22, 1996 (commencement of operations) to April 30, 1997, in conformity with generally accepted accounting principles.

                                        TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
June 21, 1999

                                     ADVISOR

                         Titan Investment Advisors, LLC
                            9672 Pennsylvania Avenue
                            Upper Marlboro, MD 20772
                                  888-44-TITAN
                        Account Inquiries 1-800-282-2340

                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                        4455 E. Camelback Rd., Suite 261E
                                Phoenix, AZ 85018

                                    CUSTODIAN

                               Firstar Bank, N.A.
                                 425 Walnut St.
                              Cincinnati, OH 45202

                     SHAREHOLDER SERVICE AND TRANSFER AGENT

                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132

                              INDEPENDENT AUDITORS

                              Tait, Weller & Baker
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

                              COUNSEL TO THE TRUST

                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104




This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.